UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2018

T-MOBILE US, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12920 SE 38th Street Bellevue, Washington		98006-1350
(Address or principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 22, 2018, T-Mobile US, Inc. (the “Company”) issued a press release announcing (i) the pricing of a private debt offering by its wholly-owned subsidiary, T-Mobile USA, Inc. (“T-Mobile USA”), to the Company’s majority stockholder, Deutsche Telekom AG (“DT”), pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and (ii) the pricing of a concurrent public debt offering by T-Mobile USA. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference into this Item 8.01.

DT is the Company’s majority stockholder and a holder of a portion of T-Mobile USA’s outstanding debt, as further described in the Company’s periodic reports with the SEC.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is provided as part of this Current Report on Form 8-K:

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release, dated January 22, 2018, entitled “T-Mobile Agrees to Sell $1.0 Billion 4.500% Senior Notes Due 2026 and $1.5 Billion 4.750% Senior Notes Due 2028”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2018	T-MOBILE US, INC.

	By:	/s/ J. Braxton Carter
	Name:	J. Braxton Carter
	Title:	Executive Vice President and Chief Financial Officer